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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement of
Woodroast Systems, Inc. on Form S-3 (File No.  333-            ) of our report
dated February 19, 1998 on the consolidated financial statements of Woodroast Systems, Inc. We consent to the reference to our Firm under the caption "Experts."


                                            LUND KOEHLER COX & ARKEMA, LLP


Minneapolis, Minnesota
July 28, 1998